UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 15, 2005
Ameritrade Holding Corporation
(Exact name of registrant as specified in its charter)

Delaware	0-49992	82-0543156
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of		Identification Number)
incorporation)

4211 South 102nd Street
Omaha, Nebraska		68127
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (402) 331-7856
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On November 18, 2005, Ameritrade Holding Corporation (the “Company”) issued a news release relating to the matters described in Item 4.02(a) below. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 4.01.	Changes in Registrant’s Certifying Accountant.
On November 15, 2005, the Audit Committee of the Board of Directors of the Company entered into an agreement with Ernst & Young LLP (“E&Y”) to retain E&Y as the Company’s principal independent registered public accounting firm, to audit the Company’s financial statements for the fiscal year ending September 29, 2006, to provide an attestation report on management’s assessment of internal control over financial reporting, and to review the Company’s unaudited interim financial information with respect to its Form 10-Q reports in fiscal 2006. The Company has not consulted with E&Y regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K during the Company’s two most recent fiscal years and subsequent interim period.
On November 15, 2005, Deloitte & Touche LLP (“D&T”), the Company’s current independent registered public accounting firm, informed the Company that D&T declined to stand for reelection for the fiscal year ending on September 29, 2006 due to independence issues that would preclude D&T from continuing to serve as the Company’s independent registered public accounting firm after the closing of the Company’s proposed acquisition of TD Waterhouse Group, Inc. D&T will cease its service as the Company’s independent registered public accounting firm effective upon the completion of the audit of the Company’s financial statements for the fiscal year ended September 30, 2005.
As disclosed in Item 4.02(a) of this Form 8-K, the Company has decided to file an amended Form 10-K for the fiscal year ended September 24, 2004 to restate the Company’s Consolidated Balance Sheets as of September 24, 2004 and September 26, 2003, and the related Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for the fiscal years then ended to account for the embedded collars within the forward contracts on the Company’s investment in Knight Capital Group, Inc. as non-hedging derivatives. The audit reports of D&T as previously included in the Company’s Form 10-K for the fiscal year ended September 24, 2004, filed on December 9, 2004, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. As a result of the restatement, reliance should not be placed on D&T’s reports of independent registered public accounting firm included in the Form 10-K filed on December 9, 2004. D&T has not yet rendered its audit reports on the Company’s financial statements or attestation report on management’s assessment of internal control over financial reporting for the fiscal year ended September 30, 2005.
During the Company’s fiscal years ended September 30, 2005 and September 24, 2004, and during the interim period from October 1, 2005 through November 15, 2005, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of D&T, would have caused it to make reference to the subject matter of the disagreement in connection with its report. During the Company’s fiscal years ended September 30, 2005 and September 24, 2004 and the interim period from October 1, 2005 through November 15, 2005, there were the following reportable events as described in Item 304(a)(1)(v) of Regulation S-K:
1)	The matter described under Item 4.02(a) of this Form 8-K. The Audit Committee of the Board of Directors has discussed the matter described under Item 4.02 of this Form 8-K with D&T and has authorized D&T to respond fully to inquiries of E&Y concerning such matter.

2)	A matter reported in the Company’s Form 10-K for the fiscal year ended September 24, 2004 related to a Federal Deposit Insurance Corporation (“FDIC”) insured deposit sweep program available to Ameritrade, Inc.’s clients wherein funds were deposited, through an intermediary agent, into FDIC-insured deposit accounts at banks. D&T concluded that the controls in place relating to the program were not properly designed to provide reasonable assurance that the funds were properly recorded and disclosed in the financial statements and assets were appropriately considered in regulatory net capital computations. In D&T’s judgment, this was a material weakness in internal control over financial reporting.

The Company provided D&T with a copy of the foregoing disclosures and requested D&T to furnish it with a letter addressed to the Securities and Exchange Commission stating whether D&T agrees with the foregoing statements made by the Company and, if not, stating the respects in which it does not agree. A copy of the letter, dated November 17, 2005, furnished by D&T is filed as Exhibit 16 to this current report on Form 8-K.

Item 4.02(a).	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
The Company has had discussions with the Staff of the Securities and Exchange Commission regarding the Company’s accounting for and disclosure of its prepaid variable forward contracts on its investment in Knight Capital Group, Inc. (“Knight”) common stock. As a result of these discussions, on November 15, 2005, the Company concluded that its designation of the embedded collars within the forward contracts as cash flow hedges of the forecasted future sales of Knight shares was not documented adequately at the inception of the contracts. Therefore, the embedded collars did not qualify for cash flow hedge accounting treatment and must be accounted for as non-hedging derivatives. Accordingly, all changes in the fair value of the embedded collars must be recognized in the statement of operations, along with the related income tax effects. Previously, changes in the fair value of the embedded collars were recorded in other comprehensive income, net of income taxes.
On November 15, 2005, the Company’s management and the Audit Committee of its Board of Directors decided to file an amended Form 10-K for the fiscal year ended September 24, 2004 to restate the Company’s Consolidated Balance Sheets as of September 24, 2004 and September 26, 2003, and the related Consolidated Statements of Operations, Consolidated Statements of Stockholders’ Equity and Consolidated Statements of Cash Flows for the fiscal years then ended to account for the embedded collars as non-hedging derivatives. Management and the Audit Committee also decided to file amended Forms 10-Q for the fiscal quarters ended December 31, 2004, March 25, 2005 and June 24, 2005 to restate the interim condensed consolidated balance sheets, statements of operations and statements of cash flows for the periods reported therein accordingly. The restated financial statements to be included in the amended Form 10-K and Forms 10-Q should be relied on in lieu of the financial statements included in the Company’s original Form 10-K for the fiscal year ended September 24, 2004 and Forms 10-Q for the fiscal quarters ended December 31, 2004, March 25, 2005 and June 24, 2005.
Deloitte & Touche LLP, the Company’s independent registered public accounting firm, concurred with the Company’s conclusion to amend the September 24, 2004 Form 10-K and the December 31, 2004, March 25, 2005 and June 24, 2005 Forms 10-Q. The Company’s management and its Audit Committee discussed with D&T the matters described in this Form 8-K and to be included in the amended Form 10-K and Forms 10-Q.
The following tables summarize certain expected effects of the restatement on the condensed consolidated financial statements for the nine months ended June 25, 2005, six months ended March 25, 2005 and three months ended December 31, 2004, and the consolidated financial statements for fiscal years 2004 and 2003. The restatement had no net effect on the consolidated cash flows, total comprehensive income and total stockholders’ equity of the Company for any period. (In thousands, except per share amounts.)

	Nine Months	Six Months	Three Months
	Ended	Ended	Ended	Fiscal Year Ended
	June 24,	March 25,	December 31,	Sept. 24,	Sept. 26,
Statements of Operations Information:	2005	2005	2004	2004	2003

Total expenses, as restated	$330,288	$232,820	$127,329	$421,026	$532,565
Total expenses, as previously reported	342,114	230,151	114,323	438,956	485,897

Difference	$(11,826)	$2,669	$13,006	$(17,930)	$46,668

Pre-tax income, as restated	$398,552	$261,667	$134,652	$459,087	$180,689
Pre-tax income, as previously reported	386,726	264,336	147,658	441,157	227,357

Difference	$11,826	$(2,669)	$(13,006)	$17,930	$(46,668)

Net income, as restated	$245,366	$161,780	$84,409	$282,818	$108,641
Net income, as previously reported	238,237	163,565	92,551	272,347	136,642

Difference	$7,129	$(1,785)	$(8,142)	$10,471	$(28,001)

Diluted earnings per share, as restated	$0.60	$0.39	$0.20	$0.66	$0.25
Diluted earnings per share, as previously reported	0.58	0.40	0.22	0.64	0.32

Difference	$0.02	$(0.01)	$(0.02)	$0.02	$(0.07)

	June 24,	March 25,	December 31,	Sept. 24,	Sept. 26,
Balance Sheet Information:	2005	2005	2004	2004	2003

Retained earnings, as restated	$558,355	$474,769	$397,398	$312,989	$30,171
Retained earnings, as previously reported	568,756	$494,084	423,070	330,519	58,172

Difference	$(10,401)	$(19,315)	$(25,672)	$(17,530)	$(28,001)

Accumulated other comprehensive income, as restated	$38,956	$48,147	$54,063	$43,417	$53,552
Accumulated other comprehensive income, as previously reported	28,555	$28,832	28,391	25,887	25,551

Difference	$10,401	$19,315	$25,672	$17,530	$28,001

Item 8.01	Other Events.
Please see Items 4.01 and 4.02(a) above.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

16	Letter from Deloitte & Touche LLP Re Change in Certifying Accountant (Deemed filed with the Commission)

99.1	News Release dated November 18, 2005 (Deemed furnished)
Additional Information and Where to Find It
In connection with the proposed acquisition of TD Waterhouse Group, Inc., Ameritrade filed a revised preliminary proxy statement concerning the transaction with the Securities and Exchange Commission (“SEC”) with a filing date of October 31, 2005. Ameritrade will also file a definitive proxy statement and relevant documents with the SEC in connection with the proposed transaction. SECURITY HOLDERS OF AMERITRADE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders can obtain free copies of the definitive proxy statement and other documents when they become available by contacting Investor Relations at www.amtd.com, or by mail at Ameritrade Investor Relations, 4211 S. 102 Street, Omaha, NE 68127, or by Telephone: 800-237-8692. In addition, documents filed with the SEC by Ameritrade are available free of charge at the SEC’s web site at www.sec.gov.
Ameritrade Holding Corporation, The Toronto-Dominion Bank, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Ameritrade in connection with the proposed transaction. Information regarding the special interests of these directors and executive officers in the proposed transaction is included in the preliminary proxy statement of Ameritrade described above. This document is available free of charge at the SEC’s web site at www.sec.gov and from Investor Relations at Ameritrade as described above. Information regarding The Toronto-Dominion Bank’s directors and executive officers is available in its Annual Report on Form 40-F for the year ended October 31, 2004, which was filed with the SEC on December 13, 2004, and in its notice of annual meeting and proxy circular for its 2005 annual meeting, which was filed with the SEC on February 17, 2005. These documents are available free of charge at the SEC’s web site at www.sec.gov.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERITRADE HOLDING CORPORATION
Date: November 18, 2005	By:	/S/ JOHN R. MACDONALD
		Name:	John R. MacDonald
		Title:	Executive Vice President, Chief Financial Officer, Chief Administrative Officer and Treasurer

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